Exhibit 99.1

Magnolia Part 2: (Top Line) Clinical Data Jess, change illustration Ganaxolone in PPD July 23, 2019

Safe Harbor Statement To the extent that statements contained in this press release are not descriptions of historical facts regarding Marinus, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “may”, “will”, “expect”, “anticipate”, “estimate”, “intend”, “believe”, and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. Examples of forward-looking statements contained in this press release include, among others, statements regarding our interpretation of preclinical and clinical studies, development plans for our product candidate, including the development of dose forms, the clinical trial testing schedule and milestones, the ability to complete enrollment in our clinical trials, interpretation of scientific basis for ganaxolone use, timing for availability and release of data, the safety, potential efficacy and therapeutic potential of our product candidate and our expectation regarding the sufficiency of our working capital. The clinical data included in this presentation is preliminary and the studies and trials are ongoing. There can be no assurance that the data generated at the end of the studies and trials will be consistent with the preliminary results described in this presentation. In addition, future data generated in the studies and trials may demonstrate trends not apparent at this time. There can be no assurance that future studies and trials will generate positive results or that any of our product candidates will receive regulatory approvals. All statements contained in this presentation are made only as of the date of this presentation and are subject to uncertainty and changes. Except as required by law, we expressly disclaim any responsibility to update our forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements in this release involve substantial risks and uncertainties that could cause our clinical development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, the uncertainties inherent in the conduct of future clinical trials, the timing of the clinical trials, enrollment in clinical trials, availability of data from ongoing clinical trials, expectations for regulatory approvals, the attainment of clinical trial results that will be supportive of regulatory approvals, and other matters, including the development of formulations of ganaxolone, and the availability or potential availability of alternative products or treatments for conditions targeted by the company that could affect the availability or commercial potential of our drug candidates. All statements contained in this presentation are made only as of the date of this presentation and are subject to uncertainty and changes. Marinus undertakes no obligation to update or revise any forward-looking statements. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the Company in general, see Marinus' 10-K dated March 12, 2019 and other filings by the company with the U.S. Securities and Exchange Commission. You may access these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. 2

Marinus PPD Development Program with Ganaxolone 3 Part 1 Part 2 48-hour IV + 12-hour taper 6-hour IV + 900mg oral + Oral 675mg Oral 675mg/BID for 2 days then 1125 mg for 26 days Early onset of action Good safety Attractive efficacy Low Dose High Dose

Total Annual U.S. PPD Prevalence* ~550K Patients (100%) PPD Market Segmentation and Value *PPD prevalence estimated at ~13% of total 2018 live births of 4.1MM – RBC Analyst report 10/18/18 4 Mild PPD Moderate PPD Severe PPD 10% - 20% of moderate and severe PPD patients require hospitalization

Magnolia Study - Part 1 Results (December 2018) 5 Evaluate safety, tolerability, PK & efficacy of three exposure levels of ganaxolone IV in women with PPD n = 58 Ganaxolone IV 60 µg/kg/h Placebo IV Double blind R1:1 Follow-up: Day 11, Day 34 Ganaxolone IV 140 µg/kg/h 48-hours + 12-hour taper Ganaxolone IV 90 µg/kg/h Generally safe and well tolerated, No SAEs Clinically meaningful early and durable response seen with Ganaxolone IV at 48-hours n=8 n=12 n=10 N=28 0 5 10 -20 -10 0 34 Study Day M e a n C h a n g e i n H A M - D 1 7 Placebo (n=28) GNX 140 m g/kg/hr (n=10) Infusion Start Infusion Stop

Patient Disposition and Baseline Characteristics 6 Baseline Characteristics Placebo (n=17) GNX (n=16) CHARACTERISTICS n (%) n (%) Age (years) [mean (SD)] 24.9 (5.1) 28.8 (5.0) Race Black of African-American 12 (70.6) 8 (50) White 4 (23.5) 8 (50) Other 1 (5.9) 0 (0) Pre-partum onset of depression 3 (18) 7 (44) First depression episode 6 (35) 6 (38) Concomitant antidepressant 4 (24) 2 (13) By subject 1 Lost to follow up 2 Physician decision 1 Non-compliance 1 By subject 1 Randomized to Ganaxolone n = 16 Screened n = 51 Randomized to Placebo n = 17 Completed n = 12 Discontinued n = 5 Completed n = 15 Discontinued n = 1

Trial Details Evaluate safety, tolerability and efficacy of ganaxolone IV to oral 6 US sites Multi-cohort, IV to oral administration HAM-D baseline: GNX 26.6 PBO 26.4 Magnolia Study – Part 2 Trial Design 7 N=17 Placebo n = 33 Double blind R1:1 Ganaxolone Oral (900 mg/daily) Ganaxolone IV (20 mg/hr) 6-Hour infusion N=16 Placebo 28 days

Efficacy Results: HAM-D17 Mean Change from Baseline 8 HAM-D17 Mean Change from Baseline Per Protocol Population Ganaxolone Placebo Ganaxolone Placebo HAM-D17 Mean Change from Baseline ITT Population 𝚫 – 2.8 𝚫 – 2.6 𝚫 -3.4 𝚫 -2.7 𝚫 + 1.0 𝚫 – 2.6 Least-squares (LS) mean reductions reported 6h Baseline 3 days 7 days 10 days 14 days 21 days 28 days 24 hours 6 hours 6h Baseline 3 days 7 days 10 days 14 days 21 days 28 days 24 hours 6 hours

CGI-I Score Per Protocol Population CGI-I Score ITT Population Efficacy Results: CGI-I Mean Change from Baseline 9 Ganaxolone Placebo Ganaxolone Placebo Least-squares (LS) mean reductions reported 7 days 14 days 21 days 28 days 24 hours 6 hours 7 days 14 days 21 days 28 days 24 hours 6 hours

HAM-D17 Response and Remission Rates - ITT Population 10 Remission: HAM-D17 > 7 points Ganaxolone Placebo Ganaxolone Placebo n = 17 n = 16 n = 16 n = 13 n = 14 n = 15 n = 17 n = 16 n = 16 n = 13 n = 14 n = 15 Response: HAM-D17 decrease > 50% HAM-D17 Response Rates HAM-D17 Remission Rates 14 days 28 days 24 hours 14 days 28 days 24 hours

HAM-D17 Response and Remission - Per Protocol Population 11 n = 13 n = 15 n = 12 n = 12 n = 10 n = 14 Ganaxolone Placebo n = 13 n = 15 n = 12 n = 12 n = 10 n = 14 Ganaxolone Placebo Response: HAM-D17 decrease > 50% Remission: HAM-D17 > 7 points 14 days 28 days 24 hours 14 days 28 days 24 hours HAM-D17 Response Rates HAM-D17 Remission Rates

CGI-I Response Rates 12 Ganaxolone Placebo n = 17 n = 16 n = 16 n = 14 n = 13 n = 15 n = 14 n = 15 n = 13 n = 13 n = 11 n = 14 Ganaxolone Placebo 14 days 28 days 24 hours 14 days 28 days 24 hours ITT Population Per Protocol Population

Tolerability and Safety 13 Dizziness Somnolence Sedation TEAE Placebo n (%) Ganaxolone n (%) Dizziness 1 Mod (6) 4 Mod (25) Sedation 1 Mild (6) 1 Mod (6) Somnolence 1 Mild (6) 1 Mild 3 Mod (25) DC for AE 0 0 SAE 1 (suicide attempt) 0 Dose Reduction 1Dizziness (6) 2 Dizziness (12) 1 headache (6) 1 somnolence (6) 1 sedation (6) 1 urticaria (6) Temporal Relationship Between Treatment and Sedation, Somnolence, and Dizziness Time from start of dosing (0=day1)

Amaryllis – Ganaxolone Oral for PPD Evaluate safety, tolerability, PK and efficacy of oral ganaxolone in women with PPD 14 Ganaxolone Oral (675 mg/daily) 4 Weeks Low Dose High Dose Day 1-2 n = 43 Ganaxolone Oral (675 mg at dinner & bedtime) Ganaxolone Oral (1,125 mg/daily) Day 3 - 28 n = 25 Baseline HAM-D17 scores: low dose - 25.5, high dose - 25.4

Amaryllis – Change from Baseline in HAM-D17 Score 15 Day 2 Day 15 Day 29 Low dose (675mg) 0.8 9.8 12.2 High dose (1125mg) 2.7 9.3 14.5 Generally safe and well tolerated No SAEs or discontinuations due to TRAEs No syncope or loss of consciousness

Ganaxolone in PPD: Conclusions / Next Steps 16 Magnolia Part 2 data: ganaxolone administered as 6-hour infusion provided rapid onset of activity with clinically meaningful reductions in HAM-D scores at the early time points of 6 hours and 24 hours of treatment. Second proof-of-concept for the therapeutic potential of IV ganaxolone in the treatment of PPD. IV ganaxolone may have the competitive advantage of a 6-hour onset of action, differentiating safety and ease of administration IV and oral ganaxolone safe and well-tolerated, No serious adverse events or discontinuations due to treatment related adverse events No incidences of syncope or loss of consciousness were observed in these studies Path forward for ganaxolone in depressive disorders will likely be a 48-hour infusion. Company to discuss results generated to-date with regulators in order to reach agreement on the next steps in PPD. Evaluate options to pursue development of oral ganaxolone with the support of a partner. Explore options in other depressive disorders, including treatment resistant depression.

Magnolia Part 2: (Top Line) Clinical Data Jess, change illustration Q&A

Magnolia Part 2: (Top Line) Clinical Data Jess, change illustration Thank You